UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):    October 25, 2007

RAND CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

New York	001-08205	16-0961359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Rand Building, Buffalo, NY 14203
(Address of principal executive offices)

(716) 853-0802
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year

On October 25, 2007, the Board of Directors of Rand Capital Corporation adopted amendments to its By-laws that permit Rand to issue uncertificated securities. The amendments were adopted in order to comply with NASDAQ Rule 4305(l), which requires NASD listed issuers to be eligible to participate in a Direct Registration System (DRS).

Filed with this Form 8-K as Exhibit 99.1 is a copy of the Resolutions of Rand’s Board of Directors adopted on October 25, 2007 relating to the amendment of its By-laws, which contain the specific amendments to the By-laws, and which are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits:

The following documents are filed as exhibits to this Form 8-K:

99.1.	Resolutions of the Board of Directors of Rand Capital Corporation adopted on October 25, 2007 relating to amendment to its By-laws.

99.2	By-laws of Rand Capital Corporation as amended through October 25, 2007.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAND CAPITAL CORPORATION
(Registrant)

Date: November 9, 2007	By:	/s/Daniel P. Penberthy
Name: Daniel P. Penberthy
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Resolutions of the Board of Directors of Rand Capital Corporation adopted on October 25, 2007 relating to amendment to its By-laws.

99.2	By-laws of Rand Capital Corporation as amended through October 25, 2007.